UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (AMENDMENT NO. )

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VASCO Data Security International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2004

To the Stockholders of
VASCO Data Security International, Inc.:

     The Annual Meeting of Stockholders of VASCO Data Security International, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 22, 2004, commencing at 10:00 a.m., local time, at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181 for the following purposes, as described in the Proxy Statement accompanying this Notice:

     1. To elect five directors to serve on the Company’s Board of Directors, and;

     2. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has no knowledge of any other business to be presented or transacted at the meeting. Only stockholders of record on April 23, 2004 are entitled to notice of and to vote at the Annual Meeting. Further information as to the matters to be considered and acted upon at the Annual Meeting can be found in the accompanying Proxy Statement.

By Order of the Board of Directors,

/s/ Clifford K. Bown
Clifford K. Bown
Secretary

Oakbrook Terrace, Illinois
May 10, 2004

YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2004

     This Proxy Statement is furnished by the Board of Directors of VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181 (“Company”), in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on Tuesday, June 22, 2004, commencing at 10:00 a.m., local time, at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181, and at any postponement or adjournment thereof (“Annual Meeting”). This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders and the accompanying form of proxy are being released to stockholders on or about May 10, 2004. Holders of record of the Company’s class of common stock, par value $.001 per share (“Common Stock”) and Series D 5% Convertible Preferred Voting Stock (“Preferred Stock”) at the close of business on April 23, 2004 will be entitled to vote together on all matters to properly come before the Annual Meeting. Holders of the Common Stock will be allowed one vote for each share held and holders of the Preferred Stock will be entitled to a number of votes equal to the number of shares of Common Stock into which the Preferred Stock could be converted on April 23, 2004, multiplied by 0.6826.

ANNUAL REPORT

     The Company’s annual report to stockholders for the fiscal year ended December 31, 2003 has been included in the mailing of this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material. THE ANNUAL REPORT INCLUDES, AMONG OTHER INFORMATION, THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. ADDITIONAL COPIES OF THE FORM 10-K WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO VASCO DATA SECURITY INTERNATIONAL, INC., 1901 SOUTH MEYERS ROAD, SUITE 210, OAKBROOK TERRACE, ILLINOIS 60181, ATTENTION: CLIFFORD K. BOWN.

THE ANNUAL MEETING

Matters to be Considered

     The Annual Meeting has been called to (i) elect five directors to serve on the Company’s Board of Directors; and (ii) transact such other business as may properly come before the Annual Meeting.

Voting at the Annual Meeting

     A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Holders of record of outstanding shares of Common Stock or the Series D 5% Convertible Preferred Stock at the close of business on April 23, 2004 are entitled to notice of and to vote at the Annual Meeting. As of April 23, 2004, there were 31,734,204 shares of Common Stock and 559 shares of Preferred Stock outstanding and entitled to vote at the Annual Meeting. Each such share of Common Stock is entitled to cast one vote on any matter submitted to the stockholders for approval. Each outstanding share of Preferred Stock is entitled to cast a number of votes equal to the product of (i) the number of shares of Common Stock into which such shares of Preferred Stock could be converted on April 23, 2004 and (ii) 0.6826. As of that date, the outstanding shares of Preferred Stock represents 1,907,867 shares of Common Stock in voting power on all matters submitted to the stockholders for approval at the Annual Meeting.

     Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast and entitled to vote in the election at the Annual Meeting will be required for the election of directors, and the affirmative vote of a majority of the votes cast and entitled to vote thereon will be required to act on all other matters to properly come before the Annual Meeting. There is no cumulative voting in the election of directors.

     Stockholders may vote in favor of or withhold authority to vote for the nominees for election as directors listed herein. Directions to withhold authority, abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted in determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directions to withhold authority, because directors are elected by a plurality of votes cast, will have no effect on the election of directors. Broker non-votes, because they are not considered “votes cast,” are not counted in the vote totals and will have no effect on any proposal scheduled for consideration at the Annual Meeting. Abstentions will have the effect of a vote against the proposal being considered.

     If a properly executed, unrevoked proxy does not specifically direct the voting of the shares covered by such proxy, the proxy will be voted (a) FOR the election of all nominees for election as director as listed herein, and (b) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting. Any stockholder executing a proxy has the power to revoke it at any time before it has been voted at the Annual Meeting by delivering written notice to the Secretary of the Company, by executing another proxy dated as of a later date or by voting in person at the Annual Meeting. Any written notice of revocation or subsequent proxy should be delivered to:

VASCO Data Security International, Inc.
1901 South Meyers Road, Suite 210
Oakbrook Terrace, Illinois 60181
Attention: Secretary;

or hand delivered to the Secretary before the closing of the polls at the Annual Meeting.

PROPOSAL I
ELECTION OF DIRECTORS

     The Company’s Bylaws, as amended (“Bylaws”), set the number of directors of the Company at not less than four nor more than twenty, which number may be changed from time to time by the Board of Directors. The Board of Directors decreased the number of directors to five by resolution effective December 9, 2002. All of the director nominees will be elected at the Annual Meeting and will hold office until their respective successors have been duly elected and qualified, or until their earlier resignation, death or removal.

     The Board of Directors has nominated the following individuals for election as directors of the Company at the Annual Meeting: Michael P. Cullinane, T. Kendall Hunt, Forrest D. Laidley, Michael A. Mulshine and John R. Walter, all of whom are current directors of the Company and have agreed to serve if elected.

     While the Board of Directors does not contemplate that any nominee for election as a director will not be able to serve, if any of the nominees for election shall be unable to or for good cause will not serve as a director, the persons listed in the enclosed proxy shall vote such proxy, if properly executed and returned and unrevoked, for such other person or persons as shall be recommended by the Board of Directors or the Board of Directors may, in its discretion, reduce the number of directors to be elected. The affirmative vote of a plurality of the votes cast and entitled to vote at the Annual Meeting is required for the election of directors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED HEREIN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS, DIRECTORS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 31, 2004 for each person or entity who is known to us to beneficially own five percent or more of the Common Stock. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date. In addition, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them unless otherwise indicated.

NAME AND ADDRESS OF	AMOUNT AND NATURE OF
BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	PERCENT OF CLASS
T. Kendall Hunt
1901 S. Meyers Road
Ste. 210
Oakbrook Terrace, IL 60181	10,308,361 (1)	32.8%

Ubizen N.V.
Philipssite 5
B-3001
Leuven Belgium	1,982,145	6.3%

(1)	Includes 200,000 shares held in the T. Kendall Hunt Charitable Remainder Trust and 1,111,300 shares held by Barbara J. Hunt, Mr. Hunt’s spouse, as to which shares Mr. Hunt disclaims beneficial ownership.

     The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 31, 2004 for (i) each of our directors, (ii) each of our named executive officers, and (iii) all directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them unless otherwise indicated. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date.

NAME AND ADDRESS OF BENEFICIAL	AMOUNT AND NATURE OF
OWNER	BENEFICIAL OWNERSHIP	PERCENT OF CLASS
T. Kendall Hunt
1901 S. Meyers Road
Ste. 210
Oakbrook Terrace, IL 60181	10,308,361 (1)	32.8%

Jan Valcke
Koningin Astridlaan 164
B-1780 Wemmel, Belgium	256,749	*

Forrest D. Laidley
1901 S. Meyers Road
Ste. 210
Oakbrook Terrace, IL 60181	97,000	*

Michael P. Cullinane
1901 S. Meyers Road
Ste. 210
Oakbrook Terrace, IL 60181	77,000	*

Michael A. Mulshine
1901 S. Meyers Road
Ste. 210
Oakbrook Terrace, IL 60181	106,400	*

John R. Walter
1901 S. Meyers Road
Ste. 210
Oakbrook Terrace, IL 60181	25,000	*

Cliff Bown
1901 S. Meyers Road
Ste. 210
Oakbrook Terrace, IL 60181	82,083	*

All Executive Officers and Directors as a Group
(6 persons)	10,952,593	34.8%

*	Less than one percent.

(1)	Includes 200,000 shares held in the T. Kendall Hunt Charitable Remainder Trust and 1,111,300 shares held by Barbara J. Hunt, Mr. Hunt’s spouse, as to which shares Mr. Hunt disclaims beneficial ownership.

DIRECTORS AND EXECUTIVE OFFICERS

     The name of and certain information regarding our current directors, each of whom is a nominee for re-election as a director at the Annual Meeting, and our executive officers appears below.

     T. KENDALL “KEN” HUNT — Mr. Hunt is Chairman of the Board and Chief Executive Officer. He served as our Chief Executive Officer from 1997 through 1999. He returned as CEO in November 2002. He has been a director since July 1997. He served since 1990 as Chairman and President of our predecessor, VASCO Corp. Mr. Hunt is a director of SecureD Services, Inc., a publicly-held company and Amuseneering, Inc., a privately-held company. Mr. Hunt received a B.B.A. from the University of Miami, Miami, Florida and an M.B.A. from Pepperdine University, Malibu, California. Mr. Hunt is 60 years old.

     MICHAEL P. CULLINANE — Mr. Cullinane has been a director since 1998. He is the Chairman of our Audit Committee and a member of our Governance and Nominating Committee and our Compensation Committee. Mr. Cullinane served as the Executive Vice President and Chief Financial Officer and a director of Divine, Inc. from July 1999 to May 2003. He served as Executive Vice President, Chief Financial Officer and a director of PLATINUM Technology International, Inc. from 1988 to 1999. On February 25, 2003, Divine, Inc. filed for protection under the federal bankruptcy laws. Mr. Cullinane received a B.B.A. from the University of Notre Dame, South Bend, Indiana. Mr. Cullinane is 54 years old.

     FORREST D. LAIDLEY — Mr. Laidley has been a director since July 1997. Mr. Laidley was our Secretary from our inception through 2000. He has been involved with us and our predecessor, VASCO Corp., for certain periods since 1984 and currently serves as Chairman of our Compensation Committee and a member of our Governance and Nominating Committee. He is President and sole stockholder of Forrest Properties, Inc., an Illinois real estate development corporation. Mr. Laidley received a B.A. in History from Yale University, New Haven, Connecticut and a J.D. from DePaul University, Chicago, Illinois. Mr. Laidley is 60 years old.

     MICHAEL A. MULSHINE — Mr. Mulshine has been a director since July 1997. He served since 1992 as a director of our predecessor, VASCO Corp. He is a member of our Governance and Nominating Committee, Audit Committee and Compensation Committee. Since 1977, he has been a principal of Osprey Partners, a management consulting firm. Mr. Mulshine is a director of Prediction Systems, Inc., a privately held company. Mr. Mulshine received a B.S. in Electrical Engineering from Newark College of Engineering, Newark, New Jersey. Mr. Mulshine is 64 years old.

     JOHN R. WALTER — Mr. Walter has been a director since April 2003. He is Chairman of our Governance and Nominating Committee and is a member of our Audit Committee. Mr. Walter has been the Chairman and CEO of Ashlin Management Co., a private investment and management services firm, since 1997. Mr. Walter also serves as a director for Abbott Laboratories, Inc., Deere & Company and Manpower, Inc., all publicly-held companies, and SNP Corporation of Singapore. Mr. Walter received a B.S. degree in management from Miami University, Oxford, Ohio. Mr. Walter is 57 years old.

     JAN VALCKE — Mr. Valcke is our President and Chief Operating Officer. Mr. Valcke has been an officer of the Company since 1996. From 1992 to 1996, he was Vice-President of Sales and Marketing of Digipass NV/SA, a member of the Digiline group. He co-founded Digiline in 1988 and was a member of its board of directors. Mr.Valcke received a degree in Science from St. Amands College in Kortrijk, Belgium. Mr. Valcke is 50 years old.

     CLIFFORD K. BOWN — Mr. Bown has been our Executive Vice President and Chief Financial Officer since August 2002. Mr. Bown started his career with KPMG LLP where he directed the audits for several publicly held companies. From 1991 to 1993, he was CFO for publicly held XL/DATACOMP, a $300 million provider of midrange computer systems and support services in the U. S. and U.K. Mr. Bown also held CFO positions in two other companies focused on insurance and healthcare from 1995 through 2001. Mr. Bown received a B.S. in Accountancy from the University of Illinois, Urbana, Illinois, and an MBA from the University of Chicago. He has a CPA certificate. Mr. Bown is 52 years old.

Meetings of the Board Of Directors

     The Board of Directors met sixteen times during 2003. Mr. Walter was appointed as a director in April 2003 and was eligible to attend nine (9) meetings. Mr. Walter attended 56% of the meetings held following his appointment. However, Mr. Walter was briefed on the content and issues of each meeting, either before, or after, each meeting that he was unable to attend. Each other incumbent director attended at least 75% of the total number of meetings of the Board of Directors and any committees upon which they served. As part of their duties, the Company expects all of its directors to attend the annual meetings of stockholders. Each of the directors, with the exception of Mr. Walter, attended last year’s meeting.

     A stockholder of the Company may nominate persons for election to the Board of Directors if the stockholder submits such nomination, together with certain related information required by the By-Laws, in writing so as to be received by the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the annual meeting of stockholders at which the nomination is to be made.

     The Board of Directors presently has three standing committees, a Governance and Nominating Committee, an Audit Committee and a Compensation Committee, each of which is described more fully below.

     Security holders may send communications to the Board of Directors at the Company’s address. Any such communication addressed to a specific Board member or the Board as a whole and designated as “Confidential” shall be delivered un-opened to the specific Board member. If such a communication is addressed to the Board as a whole, the communication will be delivered to the Chairman of the Governance and Nominating Committee. Any communication not designated as “Confidential” will be reviewed by management and brought to the attention of the Board at their next regularly scheduled meeting of the Board.

Governance and Nominating Committee

     The Board of Directors constituted and established a Governance and Nominating Committee in January of 2004 with authority, responsibility, and specific duties as described in this Corporate Governance and Nominating Committee Charter, a copy of which is attached as Appendix A. The primary function of this Committee is to assist the Board in:

•	Determining the appropriate structure of the Board, including committees;

•	Evaluating the performance of the Board and management;

•	Identifying and recommending to the Board individuals to be nominated as a director, including the consideration of director candidates recommended by stockholders;

•	Providing oversight of management succession plans; and

•	Providing oversight of the Code of Conduct and Ethics.

     The Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Committee will consider nominees for election to the Board of Directors that are recommended by stockholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Governance and Nominating Committee, c/o VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181 and should not include self-nominations. The Committee applies the same criteria to nominees recommended by stockholders.

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director, as defined by rules of The Nasdaq Stock Market, Inc. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and serve at the pleasure of the Board until their successors shall be duly elected and qualified. The members of the Governance and Nominating Committee are John R. Walter (Chairman), Michael P. Cullinane, Michael A. Mulshine and Forrest D. Laidley. The Governance and Nominating Committee did not meet during 2003.

Audit Committee

     The Audit Committee of the Board of Directors is composed of three independent directors, as required by the Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as Appendix B, and is responsible for overseeing the financial reporting process on behalf of the Board of Directors. The members of the Audit Committee are Michael P. Cullinane (Chairman), Michael A. Mulshine and John R. Walter. The Board of Directors has determined that each of the members of the Audit Committee qualifies as a financial expert and has designated each person as such. Each member of the Audit Committee has also been determined to be independent as defined by

Nasdaq and the Securities and Exchange Commission. Each year, the Audit Committee recommends to the Board of Directors, the selection of the independent auditors. The Company is not required under its charter or Bylaws to submit the selection of auditors to a vote of the stockholders. The Audit Committee met ten (10) times during 2003.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has implemented policies and procedures for the pre-approval of all audit, audit-related, tax and permitted non-audit services rendered by KPMG, its registered public accounting firm. Such policies and procedures are included in the Audit Committee charter, which is attached as Appendix B. With the exception of the Tax Fees, which primarily relate to the filing of the fiscal 2002 tax returns, the Audit Committee had pre-approved all of the above fees for 2003. The following sets forth the amount of fees paid to KPMG for services rendered in 2003 and 2002:

     Audit Fees: The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements, the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings were $221,050 for the fiscal year ended December 31, 2003, and $166,046 for the fiscal year ended December 31, 2002.

     Audit Related Fees: The aggregate fees billed by KPMG for assurance and related services related to the performance or review of the Company’s financial statements and not described above under “Audit Fees” were approximately $39,450 for the 2003 fiscal year. There were no audit-related fees billed for the 2002 fiscal year. In 2003, the audit-related services included audits of the carve-out financial statements for the VACMAN Enterprise business as required under the agreement to sell the business unit.

     Tax Fees: The aggregate fees billed by KPMG for tax compliance and tax advice were approximately $83,220 for the 2003 fiscal year and approximately $158,980 for the 2002 fiscal year. The fees for 2003 primarily related to the filing of the Company’s tax returns. The fees for 2002 included the costs of filing the Company’s tax returns and the costs associated with the protest of a Belgian tax assessment.

     All Other Fees: The aggregate fees billed by KPMG for products and services other than those described above were $ 3,500 for the 2002 fiscal year and related to a review of selected executives’ expense reports. There were no such fees in 2003.

     Management is responsible for the Company’s financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee met ten times in 2003 and held discussions with management and KPMG. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the consolidated financial statements with management and KPMG. The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of KPMG’s judgments about the quality (not just the acceptability) of the Company’s accounting principles as applied to financial reporting.

     KPMG also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee further considered whether the provision by KPMG of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors’ independence.

     Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee ratified the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Michael P. Cullinane, Chairman
Michael A. Mulshine
John R. Walter

Compensation Committee

     The Compensation Committee was established in March of 1998 and is responsible for determining the compensation for our officers and employees. Under its charter, the Compensation Committee’s is to assure that the senior executives of the Company and its subsidiaries are compensated in a manner consistent with the compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. A copy of the Compensation Committee’s charter is attached as Appendix C. For 2003, the Compensation Committee consisted of Messrs. Laidley (Chairman), Cullinane and Mulshine, none of whom is employed by the Company, and none of whom has any “interlocking” relationships as defined for proxy statement disclosure purposes. The Compensation Committee met one time during 2003.

Compensation Committee Interlocks and Insider Participation

     Mr. Laidley, Mr. Cullinane, and Mr. Mulshine served on the Compensation Committee during 2003. There were no Compensation Committee interlocks or insider participation during 2003.

Compensation Of Directors

     In connection with their service on the Board of Directors, each of our non-employee Directors receives:

•	An annual base retainer of $20,000 paid quarterly,

•	An additional retainer, paid quarterly, for service on a Committees of the Board as follows:

•	Committee Chairmen: Audit $10,000; Other Committees $5,000,

•	Committee Members: Audit $5,000; Other Committees $2,500,

•	Annual stock option grants of 20,000 shares, and

•	Reimbursement for expenses incurred in connection with their attendance at Board meetings.

Employment Agreements

     Mr. Hunt’s salary and bonus are determined pursuant to his employment agreement dated November 20, 2002. Mr. Hunt’s annual salary, any discretionary bonus and stock options will be determined by the Compensation Committee for each fiscal year during the employment period. In 2003, Mr. Hunt received a base salary of $173,750 and 125,000 stock options. In the event Mr. Hunt is terminated without cause, he quits for good reason, or he is terminated or quits for good reason after a change in control (as the foregoing terms are defined in his employment agreement), Mr. Hunt will continue to receive his base pay and any applicable incentive compensation over a 24-month period. In the event of such termination, Mr. Hunt has agreed to abide by several non-compete restrictions. Mr. Hunt’s current 2004 annual base salary is $225,000 with a target bonus, if specific objectives are met, of $75,000.

     Mr. Valcke’s salary and bonus are determined pursuant to an Independent Contractor Employment Agreement (the “Agreement”), dated November 20, 2002. Mr. Valcke’s annual salary, his bonus and stock options will be determined by the Compensation Committee for each fiscal year during the employment period. In 2003, Mr. Valcke received $277,971 in base compensation and 100,000 stock options. Either Mr. Valcke or the Company have the option to terminate Mr. Valcke’s Agreement with or without cause, for any reason whatsoever, without any breach of the Agreement by giving six month’s written notice. In the event of such termination, Mr. Valcke has agreed to abide by various non-compete and non-solicitation restrictions for up to 12 months following termination of the Agreement. Mr. Valcke’s 2004 base compensation is 260,000 Euros with a target bonus, if specific objectives are met of 40,000 Euros.

     Mr. Bown’s salary and bonus are determined pursuant to his employment agreement dated January 1, 2003. Mr. Bown’s annual salary, any discretionary bonus and stock options will be determined by the Compensation Committee for each fiscal year during the employment period. In 2003, Mr. Bown received a base salary of $150,000, no cash bonus, and 75,000 stock options. In the event Mr. Bown is terminated without cause, he quits for good reason, or he is terminated or quits for good reason after a change in control (as the foregoing terms are defined in his employment agreement), Mr. Bown will continue to receive his base pay and any applicable incentive compensation over a 12-month period. In the event of such termination, Mr. Bown has agreed to abide by various non-compete restrictions. Mr. Bown’s 2004 annual base salary is $175,000 with a target bonus, if specific objectives are met of $50,000.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and Nasdaq. Directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock are required by the SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Except as provided in the paragraphs below, to our knowledge, based solely on review of the copies of such reports furnished to us, all reporting persons complied on a timely basis with all filing requirements applicable to them.

     Forrest D. Laidley did not file timely Form 4 reports with respect to the sale of 250,000 shares of Common Stock during the period from January 30, 2004 through February 19, 2004. A Form 4 reporting these transactions was filed on March 29, 2004. Mr. Laidley also did not file timely Form 4 reports with respect to the receipt of Common Stock options. Mr. Laidley received an option grant of 20,000 shares on January 20, 2004. A Form 4 reporting this transaction was filed on February 2, 2004.

     Michael P. Cullinane did not file a timely Form 4 report with respect to the receipt of Common Stock options. Mr. Cullinane received an option grant of 20,000 shares on January 20, 2004. A Form 4 reporting this transaction was filed on March 4, 2004.

     Michael A. Mulshine did not file a timely Form 4 report with respect to the receipt of Common Stock options. Mr. Mulshine received an option grant of 20,000 shares on January 20, 2004. A Form 4 reporting this transaction was filed on March 4, 2004.

     John R. Walter did not file a timely Form 4 report with respect to the receipt of Common Stock options. Mr. Walter received an option grant of 20,000 shares on January 20, 2004. A Form 4 reporting these transactions has been filed on March 4, 2004.

     T. Kendall Hunt did not file a timely Form 4 report with respect to the receipt of Common Stock options. Mr. Hunt received an option grant of 125,000 shares on January 8, 2004. A Form 4 reporting this transaction was filed on March 4, 2004.

     Jan Valcke did not file a timely Form 4 report with respect to the receipt of Common Stock options. Mr. Valcke received an option grant of 100,000 shares on January 8, 2004. A Form 4 reporting this transaction was filed on March 4, 2004.

     Clifford K. Bown did not file a timely Form 4 report with respect to the receipt of Common Stock options. Mr. Bown received an option grant of 50,000 shares on January 8, 2004. A Form 4 reporting this transaction was filed on March 4, 2004.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid for services rendered to VASCO and our subsidiaries in all capacities during the three years ended December 31, 2003, 2002 and 2001 for our Chief Executive Officer and President and Executive Vice Presidents, who are the only executive officers of VASCO and our subsidiaries whose salary and bonus for such year exceeded $100,000 (“Named Executive Officers”).

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
				Other	Restricted	Securities
				Annual	Stock	Underlying	LTIP	All Other
Name and Principal		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($)	($)	(#)	($)	($)
T. Kendall Hunt (1)	2003	173,750	—	—	—	125,000	—	—
Chairman and Chief	2002	152,627	42,500	—	—	120,000	—	—
Executive Officer	2001	165,000	25,000	—	—	90,000	—	—
Jan Valcke (2)	2003	277,991	—	—	—	100,000	—	—
President and Chief	2002	166,667	40,000	34,889	—	50,000	—	—
Operating Officer	2001	155,000	36,600	8,597	—	50,000	—	—
Clifford K. Bown (3)	2003	150,000	—	—	—	75,000	—	—
Executive Vice President,	2002	50,600	—	—	—	75,000	—	—
Chief Financial Officer
and Secretary

(1)	Mr. Hunt returned as CEO on November 20, 2002.

(2)	Mr. Valcke was elected President and COO on November 20, 2002. Other Annual Compensation primarily includes employment-related expenses billed by Mr. Valcke as an independent contractor.

(3)	Mr. Bown joined as Executive Vice President and Chief Financial Officer in August 2002 and was appointed Secretary in October 2002.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth all options or SARs granted to the Named Executive Officers during 2003.

Individual Grants
					Potential Realizable Value At Assumed
					Annual Rates Of Stock Price
					Appreciation For Option Term (2)
	Number of	Percent of Total
	Securities	Options/
	Underlying Options/	SARs Granted To	Exercise of
	SARs Granted	Employees In Fiscal	Base Price
Name	(1)	Year	($/sh)	Expiration Date	5% ($)	10% ($)
T. Kendall Hunt	125,000	21.7%	0.72	1/08/13	56,601	143,437
Jan Valcke	100,000	17.4%	0.72	1/08/13	45,280	114,749
Clifford K. Bown	75,000	13.0%	0.76	1/08/13	36,004	91,242

(1)	Vesting schedule is based on a time period of 36 months, with 6/36th of the options vesting at the end of the first six months and 1/36th of the options vesting each month thereafter on the last day of each month.

(2)	The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for non-transferability or termination of the options following termination of employment. Therefore, the actual values realized may be greater or less than the potential realizable values set forth in the table.

Aggregated Option/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/SAR Values

     The following table sets forth the aggregate value as of December 31, 2003 of unexercised stock options held by the Named Executive Officers. The Named Executive Officers did not exercise any stock options during 2003 and the relevant columns have, therefore, been omitted.

	Number of Securities Underlying Unexercised		Value of Unexercised In-the-Money
	Options/SARs at Fiscal Year-End		Options/SARs at Fiscal Year-End ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
T. Kendall Hunt	348,858	171,142	135,365	173,635
Jan Valcke	222,971	110,779	89,583	130,417
Clifford K. Bown	56,250	93,750	74,132	129,618

(1)	Market value of underlying securities is based on the closing price of the Common Stock as reported on Nasdaq on December 31, 2003 ($2.34) minus the exercise price.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE

COMPENSATION

Overview

     The Compensation Committee is responsible for determining the compensation for our officers and employees. In accordance with its right to do so, the Committee has elected to delegate the fixing of salaries below certain levels to the Chief Executive Officer. The Compensation Committee also administers our Amended and Restated 1997 Stock Option Plan (“Option Plan”) and the Executive Incentive Compensation Plan (“Incentive Plan”), including the designation of which officers, key employees and directors shall receive options under the Option Plan and the amount, terms, pricing, and vesting provisions of options granted pursuant to the Option Plan.

Executive Compensation Philosophy

     We operate in the competitive technology industry and view our ability to attract and retain highly qualified and dedicated executives and key employees as a critical component of our future success. We strive to maintain an entrepreneurial atmosphere and to maintain a low cost operating structure. Consequently, we employ a combination of salary, bonuses and stock options to reward, retain and provide incentives to our executives and key employees.

2003 Chief Executive Officer Compensation

     The Compensation Committee believes that the salary approved for Mr. Hunt, the Chief Executive Officer of the Company, was below market value for his services in 2003. Given this and the relative performance of the Company during 2003, the Compensation Committee of the Company believes that the increases granted in 2004 are appropriate and bring Mr. Hunt’s compensation to a level that more closely reflects market value.

2003 Compensation of Other Executive Officers

     Although we strive to maintain a low cost operating structure, our Compensation Committee aims to set other executives’ and key employees’ salaries at a competitive level. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent.

     At our 1999 Annual Meeting of Stockholders, our stockholders approved amendments to the Option Plan. The Option Plan was designed to serve as a performance incentive to encourage our executives, key employees and others to acquire or increase a proprietary interest in the success of VASCO. The Compensation Committee believes that, over a period of time, our share performance will, to a great extent, reflect executive and key employee performance.

     The Option Plan provides that options may be granted at the discretion of the Compensation Committee, in such amounts and subject to such conditions as the Compensation Committee may determine in accordance with the terms thereof. Options granted to employees are priced at market, are generally fully vested after five years and expire at the end of ten years.

     The Incentive Plan covers our eligible executives and key employees, with such eligibility determined at the end of each year at the sole discretion of the Compensation Committee. Awards are based on prior year operating results, such results being subject to audit by our independent accountants, and are distributed following the completion of such audit. Given the tenuous financial condition of the Company at the beginning of 2003, the Compensation Committee did not establish a bonus program for its executives at the beginning of 2003.

Respectfully submitted,

Forrest D. Laidley, Chairman
Michael P. Cullinane
Michael A. Mulshine

STOCK PERFORMANCE GRAPH

     The Common Stock currently trades on the Nasdaq SmallCap Market under the symbol VDSI. The Stock Performance Graph below compares the cumulative total return through December 31, 2003, assuming reinvestment of dividends, by an investor who invested $100.00 on December 31, 1998 in each of (i) the Common Stock, (ii) the Russell 2000 index, (iii) the Standard Industrial Code (SIC) Index 3577 – Computer Peripheral Equipment, NEC and (iv) a comparable industry (the “Peer Group”) index selected by VASCO as described below. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

The Peer Group reflected above is made up of the following companies: ActivCard Corp, Netegrity Inc., RSA Security Inc. and Secure Computing.

INDEPENDENT AUDITORS

     KPMG served as independent auditors of the Company’s books and records for the fiscal year ended December 31, 2003 and has acted as auditors for the Company, and its predecessor, VASCO Corp., since 1994. Representatives of KPMG are expected to be present at the Annual Meeting, and such representatives, will have an opportunity at the Annual Meeting to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for consideration at and for inclusion in the Company’s proxy statement relating to the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement and proxy relating to the Company’s 2005 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive offices not later than January 31, 2005 and must otherwise comply with the requirements of Rule 14a-8. Proposals received after January 31, 2005 will not be considered until the Company’s 2006 annual meeting of stockholders.

PROXY SOLICITATION

     Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for their expenses in doing so. The full cost of the preparation and mailing of the Proxy Statement and accompanying materials and the related proxy solicitations will be borne by the Company.

OTHER MATTERS

     Management does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting. If other matters are properly presented for a vote at the Annual Meeting, however, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their judgment to the same extent as the person who signed the proxy would be entitled to vote.

     If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (telephone number:1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181, Attention: Secretary (telephone number: (630) 932-8844). If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting our Secretary in the same manner.

By Order of the Board of Directors,

/s/ Clifford K. Bown
Clifford K. Bown
Secretary

Oakbrook Terrace, Illinois
May 10, 2004

APPENDIX A

VASCO DATA SECURITY INTERNATIONAL, INC.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

CHARTER

I.	Purpose of the Corporate Governance and Nominating Committee

The Board of Directors (the “Board”) of VASCO Data Security International, Inc. (the “Company”) has constituted and established a Corporate Governance and Nominating Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Corporate Governance and Nominating Committee Charter (the “Charter”). The primary function of the Committee is to assist the Board in:

-	Determining the appropriate structure of the Board, including related committees;

-	Evaluating the performance of the Board and members of the Company’s management;

-	Identifying and recommending to the Board individuals to be nominated as a director, including the consideration of director candidates recommended by stockholders;

-	Providing oversight of the Company’s management succession plans; and

-	Providing oversight of the Company’s Code of Conduct and Ethics.

II.	Composition of the Corporate Governance and Nominating Committee

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director, as defined by the Nasdaq Stock Market, Inc. rules.

The members of the Committee shall be elected by the Board at the Annual Organizational Meeting of the Board and serve at the pleasure of the Board until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	Meetings of the Corporate Governance and Nominating Committee

The Committee shall meet as often as necessary to fulfill its responsibilities. Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

The Chair will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the date, time, duration and the agenda of items to be addressed at each upcoming meeting. A majority of the members of the Committee present in person or by means of a conference telephone or other

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communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

IV.	Authorities and Responsibilities of the Corporate Governance and Nominating Committee

To fulfill its responsibilities and duties the Committee shall:

1.	Review and assess the Company’s Corporate Governance Guidelines and recommend changes to the Board as deemed appropriate.

2.	Review and recommend to the Board guidelines and procedures to be used by Committee in evaluating the Board’s performance, each Board member’s performance, and the performance of the various committees of the Board.

3.	Review annually all committees of the Board and recommend changes in the number, function or membership on any such committees as appropriate.

4.	Identify and recommend to the Board individuals to be nominated as a director.

5.	Review annually, or more often as appropriate, the performance of members of management of the Company and make recommendations to the Board as appropriate.

6.	Review annually, the Company’s management succession plan.

7.	Establish, review and update periodically codes of ethical conduct and ensure that management has established a system to enforce its codes of conduct.

8.	Review all reported violations of the Code of Conduct and Ethics.

9.	Review with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

V.	Evaluation of the Corporate Governance and Nominating Committee

The Committee shall, on an annual basis, consider ways to improve its performance under this Charter. In reviewing its performance, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and compare the performance of the Committee to the requirements of this Charter. The Committee shall also consider all matters that the Committee deems relevant to its performance, including, but not limited to, the adequacy, appropriateness and quality of the information and recommendations presented to the Committee by the management of the Company and other advisors, the manner in which issues were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall prepare and review with the Board the annual performance evaluation of the Committee, which report by the chairperson of the Committee may take the form of an oral report and present any recommended changes in its Charter to the Board for review and approval.

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VI.	Investigations and Studies; Outside Advisors

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company.

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APPENDIX B

VASCO DATA SECURITY INTERNATIONAL, INC.

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

CHARTER

I.	Purpose of the Audit Committee

The Board of Directors (the “Board”) of VASCO Data Security International, Inc. (the “Company”) has constituted and established an Audit Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Audit Committee Charter (the “Charter”).

The purposes of the Committee are to assist the Board in fulfilling its oversight responsibilities related to:

(i)	The integrity of the Company’s financial statements,

(ii)	The Company’s compliance with legal and regulatory requirements,

(iii)	The registered public accounting firm’s qualifications and independence, and

(iv)	The performance of the registered public accounting firm.

The Committee will prepare a report annually, as required by the Securities and Exchange Commission (“SEC”), for inclusion in the Company’s annual report or proxy statement.

While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to prepare the Company’s financial statements, to certify that the Company’s financial statements and disclosures are completely accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations, to plan or conduct the audit or to guarantee the independent auditor’s report. These are the responsibilities of management and the independent auditor. The Committee is charged with the oversight roles for these functions as set out in this Charter.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.	Composition of the Audit Committee

The Committee shall be comprised of three or more Directors as determined by the Board, each of whom:

(i)	Is “Independent” under the rules of the Nasdaq Stock Market, Inc.,

(ii)	Does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board,

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(iii)	Is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and

(iv)	Shall have a working familiarity with basic finance, accounting and reporting practices, and at least one member of the Committee shall have accounting or related financial management expertise such that they qualify as a “financial expert” as defined by the Nasdaq Stock Market and the SEC.

Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or by an outside consultant.

The members of the Committee shall be elected by the Board at the Annual Organizational Meeting of the Board and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	Meetings of the Audit Committee

The Committee shall meet as often as necessary to fulfill its responsibilities, but at least quarterly. To foster open communication, the Committee should meet separately with management, and the registered public accounting firm to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately.

Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations and other matters as the Committee may deem necessary or appropriate.

The Chair will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the date, time, duration and the agenda of items to be addressed at each upcoming meeting. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. The Committee may request any officer or employee of the Company or the Company’s outside counsel or registered public accounting firms to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.	Authorities and Responsibilities of the Audit Committee

To fulfill its responsibilities and duties the Committee shall:

A.	Review of Financial Reports/Releases

1.	Review and discuss with the Company’s management and its registered public accounting firm each of the Company’s quarterly and annual financial statements, including related financial disclosures (e.g., Managements Discussion and Analysis of Financial Condition and Results of Operations) that are included in reports to be filed with the SEC, prior to such reports being filed. Discussions

B – 2

shall include all items that are required to be communicated by the registered public accounting firm under the then applicable Statements on Auditing Standards, including but not limited to:

•	Restrictions on the scope of the registered public accounting firm’s activities,

•	Issues related to access to information requested,

•	The registered public accounting firm’s judgments about the quality and appropriateness of the Company’s accounting principles,

•	Reasonableness of significant estimates made by management,

•	Significant changes in accounting principles, practices, judgments or estimates,

•	Clarity and adequacy of disclosures,

•	Illegal acts or instances of fraud noted during the review or audit, and

•	Significant disagreements with management.

2.	Determine whether it will recommend to the Board that the Company’s annual audited financial statements be included in the Company’s Annual Report on Form 10-K.

3.	Prepare a report in accordance with the SEC’s rules and regulations for inclusion in the Company’s annual proxy statement.

4.	Review and discuss with the Company’s management and its registered public accounting firm the Company’s quarterly and annual earnings press releases, including the use of any non-GAAP information, prior to the issuance of the release to the public.

5.	Review and discuss with the Company’s management the release of any financial or other related data that may provide guidance to analysts, rating agencies and others prior to its release to the public.

B.	Oversight of the Registered Public Accounting Firm

6.	Have sole and direct responsibility for appointing, compensating, evaluating and, when appropriate, terminating the engagement of the registered public accounting firm who shall report directly to the Committee.

7.	Evaluate the independence of the registered public accounting firm. On an annual basis, the Committee shall obtain from the registered public accounting firm a written communication delineating all the relationships between the registered public accounting firm and the Company as required by Independence Standards Board Standard No. 1: Independence Discussions with Audit Committees. In addition, the Committee shall review with the registered public accounting firm the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

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8.	Ensure that the audit partner, who has primary responsibility for the audit, serves in that capacity for no more than five consecutive years.

9.	Review and pre-approve, or adopt procedures to pre-approve, the audit plan and all other audit and non-audit services, and related fees or other compensation to be paid to the registered public accounting firm.

10.	Resolve any disagreement between the Company’s management and the registered public accounting firm regarding financial reporting.

11.	Obtain and review the reports required to be made by the registered public accounting firm under the Securities Exchange Act of 1934, Section 10A, paragraph (k) including;

•	All critical accounting policies and practices to be used,

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and

•	Other material written communications between the registered public accounting firm and the Company’s management, such as any management letter or schedule of unadjusted differences.

12.	Meet periodically with the registered public accounting firm out of the presence of management to discuss any issue that may be of concern to either the Committee or the registered public accounting firm, including but not limited to internal controls, the fullness and accuracy of the Company’s financial statements, and the qualifications, expertise and/or performance of the Company’s financial management.

13.	Review the performance of the registered public accounting firm and discharge of the registered public accounting firm when circumstances warrant.

      C. Internal Controls, Disclosure Controls and Financial Reporting Processes

14.	Inquire of management and the registered public accounting firm about significant risks or exposures and review the steps management has taken to minimize any such risks to the Corporation.

15.	Review management’s assessment of internal controls over financial reporting and the related reports of the CEO and CFO required by the Sarbanes-Oxley Act of 2002.

16.	Review and discuss management’s plan to monitor internal controls over financial reporting and review the results of such plan.

17.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

B – 4

18.	Review and pre-approve all related party transactions.

19.	Review periodically with the Company’s counsel any significant legal compliance or regulatory matters, especially any such matters that could have a material effect on the Company’s financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

20.	Review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules or otherwise.

21.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

V.	Evaluation of the Audit Committee

The Committee shall, on an annual basis, consider ways to improve its performance under this Charter. In reviewing its performance, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and compare the performance of the Committee to the requirements of this Charter. The Committee shall also consider all matters that the Committee deems relevant to its performance, including, but not limited to, the adequacy, appropriateness and quality of the information and recommendations presented to the Committee by the management of the Company and the Company’s registered public accounting firm, the manner in which issues were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall prepare and review with the Board the annual performance evaluation of the Committee, which report by the chairperson of the Committee may take the form of an oral report and present any recommended changes in its Charter to the Board for review and approval.

VI.	Investigations and Studies; Outside Advisors

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities under this Charter. The Committee may also conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and may retain, at the Company’s expense, such independent counsel, accountants or other experts and advisers as it deems necessary or appropriate. The Committee shall have the sole authority to select, retain or terminate any such persons to assist the Committee in carrying out its responsibilities, including sole authority to approve their fees and other retention terms, such fees to be borne by the Company, without seeking approval of the Board or management.

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APPENDIX C

VASCO DATA SECURITY INTERNATIONAL, INC.

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

CHARTER

I.	Purpose of the Compensation Committee

The Board of Directors (the “ Board”) of VASCO Data Security International, Inc. (the “Company”) has constituted and established a Compensation Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Compensation Committee Charter. The primary purpose of the Committee is: (i) to assist the Board in discharging its responsibilities in respect of compensation of the Company’s executive officers (the “Officers”), as defined in the Company’s By-Laws, and its directors; and (ii) to produce an annual report for inclusion in the Company’s proxy statement on Officers’ compensation in accordance with the applicable rules and regulations.

II.	Composition of the Compensation Committee

The Committee shall consist of not less than three members. Each member of the Committee shall be appointed by the Board and shall be determined to be “independent”, as defined under rules of the Nasdaq Stock Market, Inc. The Committee’s chairperson (the “Chair”) shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. The members of the Committee serve at the pleasure of the Board and may be removed by a majority vote of the Board.

III.	Authority and Responsibilities of the Compensation Committee

The Committee’s primary responsibility is to assure that the Company’s compensation plans for Officers are consistent with the Company’s objectives, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies.

The Committee shall also communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.

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More specifically, the Committee shall:

•	Review, from time to time, the Company’s compensation strategy to ensure that the compensation plans allow the Committee to structure CEO and other Executive Officers compensation in a manner that is consistent with the organization’s objectives and shareholders’ interests.

•	Review and approve annually the corporate goals and objectives relevant to the compensation of the CEO and other Executive Officers, evaluate the CEO’s and other Executive Officers’ performance against those goals and objectives and set the CEO’s and other Executive Officers’ compensation levels based on this evaluation.

•	Prepare a report annually on compensation in accordance with applicable rules and regulations to be included in the Company’s proxy statement.

•	Review and periodically make recommendations, if needed, to the Board with respect to changes that should be considered in the Executive Incentive Compensation Plan and all equity-based plans.

•	Exercise all rights, authority and functions of the Board under the Company’s Executive Incentive Compensation Plan and all equity-based plans including, but not limited to the review and approval of all annual grants of stock options and/or other equity awards. At the Committee’s option, it may also establish guidelines for the Officers’ use in granting equity awards to new employees of the Company.

•	Review and periodically make recommendations to the Board with respect to non-employee Director compensation (including compensation for members of committees of the Board).

•	Form and delegate authority to a subcommittee(s) when it deems appropriate. The subcommittee may consist of either one or two of the Committee’s members.

•	Such other duties and responsibilities (i) as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board, (ii) as set forth in the By-Laws of the Company, or (iii) as designated in the plan documents of any Company plan.

IV.	Meetings of the Compensation Committee

The Committee will meet as often as necessary to carry out its responsibilities. Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

The Chair will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the date, time, duration and the agenda of items to be addressed at each upcoming meeting. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

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V.	Evaluation of the Compensation Committee

The Committee shall, on an annual basis, consider ways to improve its performance under this Charter. In reviewing its performance, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and compare the performance of the Committee to the requirements of this Charter. The Committee shall also consider all matters that the Committee deems relevant to its performance, including, but not limited to, the adequacy, appropriateness and quality of the information and recommendations presented to the Committee by the management of the Company and other advisors, the manner in which issues were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall prepare and review with the Board the annual performance evaluation of the Committee, which report by the chairperson of the Committee may take the form of an oral report and present any recommended changes in its Charter to the Board for review and approval.

VI.	Investigations and Studies; Outside Advisers

The Committee may conduct or authorize investigations into or studies of matters within its scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisers as it deems necessary or appropriate to discharge its duties and responsibilities. The Committee shall have the sole authority to retain or terminate a compensation consultant to assist it in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company.

C – 3

DATA SECURITY INTERNATIONAL, INC.
ANNUAL MEETING OF STOCKHOLDERS-June 22, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints T. Kendall Hunt, with full power of substitution, proxy to vote all the shares of common stock of VASCO Data Security International, Inc., a Delaware corporation, that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 22, 2004 and at any adjournment thereof, as designated for the items set forth and in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated May 10, 2004.

     IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN OR, IF NOT SPECIFIED, FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN ITEM 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. AT THIS TIME, MANAGEMENT KNOWS OF NO SUCH OTHER BUSINESS.

PLEASE MARK, DATE, AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     The Board of Directors recommends a vote FOR the election of the Directors set forth below.

1.	Election of Directors
Nominees: 01 — T. Kendall Hunt, 02 — Michael P. Cullinane, 03- Forrest D. Laidley
04 — Michael A. Mulshine, 05 — John R. Walter

For	Withhold	For All
All	All	Except
0	0	0

Instruction: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below:

Date:

Signature:

Signature:
(If Held Jointly)

IMPORTANT: Please date and sign exactly as the name appears herein and return this proxy in the enclosed envelope. Persons signing as executors, administrators, trustees, etc. should so indicate. If shares are held jointly, each joint owner should sign. In the case of a corporation or partnership, the full name of the organization should be that of a duly authorized officer or partner.